SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)             DECEMBER 5, 1997


                   CHESAPEAKE ENERGY CORPORATION

       (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                  1-13726             73-1395733
(State or other jurisdiction    (Commission   IRS Employer Identification No.)
of incorporation)               File Number)



          6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
                     (Address of principal executive offices)    (Zip Code)


                         (405) 848-8000
       (Registrant's telephone number, including area code)

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             INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     On December 5, 1997, Chesapeake Energy Corporation ("Chesapeake" announced the successful completion of a well located in Pointe Coupee Parish, Louisiana. The well is producing from the Tuscaloosa formation. Chesapeake's press release regarding this development is filed herewith as Exhibit 99, and is incorporated herein by reference.

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                             SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              CHESAPEAKE ENERGY CORPORATION



                              BY:        MARCUS C. ROWLAND
                                         MARCUS C. ROWLAND,
                                         Senior Vice President -
                                         Chief Financial Officer

Dated: December 9, 1997

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_______________________________EXHIBIT INDEX___________________________________

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

EXHIBIT      DESCRIPTION                 METHOD OF FILING
99           Press Release issued by     Filed herewith electronically
             the Registrant on
             December 9, 1997
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